As filed with the Securities and Exchange Commission on June 29, 2000
Securities Act File No. 333-_____ Investment Company Act File No. 811-2405

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

| | Pre-Effective Amendment No.	| | Post-Effective Amendment No.
(Check appropriate box or boxes)

MERRILL LYNCH CAPITAL FUND, INC. (Exact Name Of Registrant As Specified In Its Charter)

(609) 282-2800 (Area Code And Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address Of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn
Merrill Lynch Capital Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name And Address Of Agent For Service)

Copies to:
FRANK P. BRUNO, ESQ. BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557	MICHAEL J. HENNEWINKEL, ESQ. MERRILL LYNCH ASSET MANAGEMENT 800 Scudders Mill Road Plainsboro, NJ 08536

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Common Stock, Par Value $.10 per share.
No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH CONVERTIBLE FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held On September 13, 2000

TO THE STOCKHOLDERS OF MERRILL LYNCH CONVERTIBLE FUND, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”) of Merrill Lynch Convertible Fund, Inc. (“Convertible Fund”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on September 13, 2000 at a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) providing for the acquisition of substantially all of the assets of Convertible Fund by Merrill Lynch Capital Fund, Inc. (“Capital Fund”), and the assumption of substantially all of the liabilities of Convertible Fund by Capital Fund, in exchange solely for an equal aggregate value of newly-issued shares of Capital Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Capital Fund to stockholders of Convertible Fund in liquidation of Convertible Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Convertible Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of Convertible Fund has fixed the close of business on July 17, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the stockholders of Convertible Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Convertible Fund for any purpose germane to the Meeting during ordinary business hours from and after August 29, 2000 at the offices of Convertible Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Convertible Fund.

By Order of the Board of Directors,

IRA P. SHAPIRO Secretary

Plainsboro, New Jersey Dated: , 2000

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED JUNE 29, 2000

MERRILL LYNCH CONVERTIBLE FUND, INC. MERRILL LYNCH CAPITAL FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (609) 282-2800

SPECIAL MEETING OF STOCKHOLDERS OF MERRILL LYNCH CONVERTIBLE FUND, INC.

This Proxy Statement and Prospectus is being sent to you because you are a stockholder of Merrill Lynch Convertible Fund, Inc. (“Convertible Fund”), a Maryland corporation. Convertible Fund has called a Special Meeting of its stockholders to approve the acquisition of its assets and the assumption of its liabilities by Merrill Lynch Capital Fund, Inc. (“Capital Fund”) in exchange for shares of Capital Fund. After the completion of these transactions, Convertible Fund will terminate its registration under the Investment Company Act of 1940, as amended, and will dissolve in accordance with the laws of the State of Maryland.

Both Convertible Fund and Capital Fund are open-end management investment companies with similar, though not identical, investment objectives. Capital Fund seeks the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Convertible Fund seeks high total return from a combination of capital appreciation and investment income. Convertible Fund seeks to achieve its objective by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities.

The current prospectus relating to Capital Fund, dated July 22, 1999 (the “Capital Fund Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Capital Fund for the year ended March 31, 2000 also accompanies this Proxy Statement and Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus sets forth concisely the information about Capital Fund that a stockholder of Convertible Fund should know before considering this reorganization transaction and should be retained for future reference. Convertible Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

A statement of additional information relating to this reorganization transaction (the “Statement of Additional Information”) is on file with the Commission. It is available from Capital Fund without charge, upon oral request by calling 1-800-456-4587, ext. 123 or upon written request by writing Capital Fund at its principal executive offices. The Statement of Additional Information, dated , 2000 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.

The address of the principal executive offices of both Convertible Fund and Capital Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

The date of this Proxy Statement and Prospectus is , 2000

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INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Convertible Fund for use at a special meeting of stockholders of Convertible Fund (the “Meeting”) to be held at the offices of Merrill Lynch Asset Management (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on September 13, 2000, at a.m., Eastern time. The mailing address for Convertible Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is , 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Convertible Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between Capital Fund and Convertible Fund (the “Agreement and Plan”).

Stockholders of Convertible Fund will be entitled to receive the same class of shares of Capital Fund (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as they held in Convertible Fund immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges (“CDSCs”)), if any, shall apply to Corresponding Shares as applied to shares of Convertible Fund immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Capital Fund to be issued to the stockholders of Convertible Fund will equal the aggregate net asset value of the outstanding shares of Convertible Fund as set forth in the Agreement and Plan. Convertible Fund and Capital Fund sometimes are referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

Approval of the Agreement and Plan will require the affirmative vote of Convertible Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Special Meeting.”

The Board of Directors of Convertible Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of Capital Fund under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of Capital Fund to Convertible Fund pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Convertible Fund by Capital Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares to the stockholders of Convertible Fund; and (ii) the subsequent deregistration and dissolution of Convertible Fund.

The Reorganization

At a meeting of the Board of Directors of Convertible Fund held on June 21, 2000, the Board of Directors approved a proposal that Capital Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Convertible Fund in exchange solely for shares of Capital Fund to be distributed to the stockholders of Convertible Fund.

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Based upon their evaluation of all relevant information, the Directors of Convertible Fund have determined that the Reorganization will potentially benefit the stockholders of Convertible Fund. Specifically, the Directors considered that after the Reorganization, Convertible Fund stockholders will remain invested in an open-end fund with a substantially larger net asset value. As part of a larger fund (as of March 31, 2000 the net assets of Capital Fund were approximately $7.31 billion) Convertible Fund stockholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. In addition, as stockholders of Capital Fund, they will be subject to a lower management fee of 0.40% of the Fund’s average daily net assets rather than the current 0.60% applicable to Convertible Fund stockholders. See “Summary—Pro Forma Fee Tables” and “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization.”

The Board of Directors of Convertible Fund, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Convertible Fund and that the interests of existing Convertible Fund stockholders will not be diluted as a result of effecting the Reorganization.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Convertible Fund and Capital Fund have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Convertible Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Convertible Fund and the Board of Directors of Capital Fund; (ii) by the Board of Directors of Convertible Fund if any condition to Convertible Fund’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Capital Fund if any condition to Capital Fund’s obligations has not been fulfilled or waived by such Board.

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Pro Forma Fee Tables

The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

Pro Forma Fee Table for Class A and Class B Stockholders of Convertible Fund, Capital Fund and the Combined Fund* as of March 31, 2000 (unaudited)

	Class A Shares			Class B Shares (b)
	Actual			Actual
	Convertible Fund	Capital Fund	Combined Fund*	Convertible Fund	Capital Fund	Combined Fund*
Shareholder Fees (fees paid directly from shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	5.25%(c)	5.25%(c)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price original purchase price or redemption proceeds, whichever is lower)	None(d)	None(d)	None(d)	4.00%(c)	4.00%(c)	4.00%(c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.60%	0.40%	0.40%	0.60%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(e)	None	None	None	1.00%	1.00%	1.00%
Other Expenses (including transfer agency fees)(f)	0.79%	0.22%	0.22%	0.79%	0.22%	0.22%

Total Annual Fund Operating Expenses	1.39%	0.62%	0.62%	2.39%	1.62%	1.62%

Footnotes appear on next page

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Pro Forma Fee Table for Class C and Class D Stockholders of Convertible Fund, Capital Fund and the Combined Fund* as of March 31, 2000 (unaudited)

	Class C Shares			Class D Shares
	Actual			Actual
	Convertible Fund	Capital Fund	Combined Fund*	Convertible Fund	Capital Fund	Combined Fund*
Shareholder Fees (fees paid directly from shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None	5.25%(c)	5.25%(c)	5.25%(c)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(c)	1.00%(c)	1.00%(c)	None(d)	None(d)	None(d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.60%	0.40%	0.40%	0.60%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(e)	1.00%	1.00%	1.00%	0.25%	0.25%	0.25%
Other Expenses (including transfer agency fees)(f)	0.79%	0.22%	0.22%	0.79%	0.22%	0.22%

Total Annual Fund Operating Expenses	2.39%	1.62%	1.62%	1.64%	0.87%	0.87%

*	The expenses for the Combined Fund represent the estimated annualized expenses assuming Capital Fund had acquired the assets and assumed the liabilities of Convertible Fund as of March 31, 2000.
(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“Merrill Lynch”) may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares convert to Class D shares automatically approximately eight years after initial purchase and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f)	The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended March 31, 2000, Capital Fund paid the Transfer Agent fees totaling $14,499,620, for the fiscal year ended August 31, 1999, Convertible Fund paid the Transfer Agent fees totaling $132,699. MLAM provides accounting services to Convertible Fund at cost. For the fiscal year ended August 31, 1999, Convertible Fund reimbursed MLAM $88,559 for these services.

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EXAMPLES:

These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Convertible Fund	$659	$ 942	$1,246	$2,106
Capital Fund	$585	$ 713	$ 853	$1,259
Combined Fund†	$585	$ 713	$ 853	$1,259

Class B

Convertible Fund	$642	$ 945	$1,275	$2,540	*
Capital Fund	$565	$ 711	$ 881	$1,721	*
Combined Fund†	$565	$ 711	$ 881	$1,721	*

Class C

Convertible Fund	$342	$ 745	$1,275	$2,726
Capital Fund	$265	$ 511	$ 881	$1,922
Combined Fund†	$265	$ 511	$ 881	$1,922

Class D

Convertible Fund	$683	$1,015	$1,370	$2,367
Capital Fund	$609	$ 788	$ 982	$1,541
Combined Fund†	$609	$ 788	$ 982	$1,541

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A

Convertible Fund	$659	$ 942	$1,246	$2,106
Capital Fund	$585	$ 713	$ 853	$1,259
Combined Fund†	$585	$ 713	$ 853	$1,259

Class B

Convertible Fund	$242	$ 745	$1,275	$2,540	*
Capital Fund	$165	$ 511	$ 881	$1,721	*
Combined Fund†	$165	$ 511	$ 881	$1,721	*

Class C

Convertible Fund	$242	$ 745	$1,275	$2,726
Capital Fund	$165	$ 511	$ 881	$1,922
Combined Fund†	$165	$ 511	$ 881	$1,922

Class D

Convertible Fund	$683	$1,015	$1,370	$2,367
Capital Fund	$609	$ 788	$ 982	$1,541
Combined Fund†	$609	$ 788	$ 982	$1,541

†	Assuming the Reorganization had taken place on March 31, 2000.
*	Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

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The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a Convertible Fund or Capital Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization—Potential Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds—Management,” “—Purchase of Shares” and “—Redemption of Shares.”

Convertible Fund	Convertible Fund was incorporated under the laws of the State of Maryland on May 24, 1985 as “Convertible Holdings, Inc.” a dual purpose closed-end investment company. On September 1, 1997, pursuant to a vote of its stockholders, Convertible Fund converted to a non-diversified open-end investment company.

As of March 31, 2000, Convertible Fund had net assets of approximately $50,545,911.
Capital Fund	Capital Fund was incorporated under the laws of the State of Maryland on July 29, 1987 and is the successor to the Lionel D. Edie Capital Fund, Inc. that was organized in Delaware in September 1973, and changed its name to Merrill Lynch Capital Fund, Inc. in June 1976. Capital Fund is a diversified, open-end investment company.

As of March 31, 2000, Capital Fund had net assets of approximately $7,311,472,339.

Comparison of the Funds	Investment Objectives. The investment objectives of Capital Fund and Convertible Fund are similar, though not identical. Capital Fund seeks the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Convertible Fund seeks high total return from a combination of capital appreciation and investment income.

Capital Fund invests in equities and debt securities (including short term securities). The proportion Capital Fund invests in each category at any given time depends on management’s view of how attractive that category appears relative to the others. Although Capital Fund has the flexibility to invest entirely in debt securities, entirely in equity securities or partially in equity securities and partially in debt securities, management expects that usually a majority of Capital Fund’s assets will be invested in stocks of large companies. Capital Fund purchases primarily U.S. securities, but can also buy foreign securities (representing up to 25% of its total assets), including securities denominated in foreign currencies. Capital Fund may invest in debt securities of any maturity. Capital Fund may also invest in high yield or “junk” bonds.

Convertible Fund invests primarily in a portfolio of convertible securities and synthetic convertible securities. These convertible securities may be either convertible debt securities or convertible preferred stocks and may be issued by both United States and foreign issuers. Under normal market conditions, Convertible Fund invests at least 65% of its total assets in convertible securities and synthetic convertibles and may invest up to 35% of its assets in other types of securities, including common stock, preferred stock, options, warrants,

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Long-term Equity Appreciation Participation Securities (“LEAPS”) and nonconvertible debt securities of United States and non-United States issuers. A substantial portion of Convertible Fund’s assets may at times be invested in foreign securities. Convertible Fund may also invest in high yield or “junk” bonds, in certain types of derivative securities and in illiquid securities.

The portfolio manager for Capital Fund, Kurt Schansinger, chooses equity securities using a fundamental, value-oriented investment style. The portfolio manager for Convertible Fund, Daniel A. Luchansky, chooses investments by attempting to identify securities issued by companies he believes are creditworthy and that either have high current yields, a high potential for capital appreciation because the underlying common stock is undervalued, or both.

Both Capital Fund and Convertible Fund may invest in securities denominated in currencies other than the United States dollar. In addition, each Fund may engage in various portfolio strategies to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

Capital Fund and Convertible Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. For a more detailed discussion of the investment objectives and policies of the Funds, see “Comparison of the Funds-Investment Objectives and Policies,” “-Other Investment Policies,” “-Information Regarding Options, Futures and Foreign Exchange Transactions” and “-Investment Restriction.”

Portfolio Management. MLAM serves as the investment adviser for Capital Fund and the manager for Convertible Fund and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser for both Capital Fund and Convertible Fund. Kurt Schansinger has served as portfolio manager for Capital Fund since 1997. Daniel A. Luchonsky has served as portfolio manager of Convertible Fund since 1995.

Advisory Fees. Pursuant to an investment advisory agreement between Capital Fund and MLAM and a management agreement between Convertible Fund and MLAM, Capital Fund pays MLAM a monthly fee at the annual rate of 0.40% of its average daily net assets and Convertible Fund pays MLAM a monthly fee at the annual rate of 0.60% of its average daily net assets. After the Reorganization the advisory fee paid by the combined fund (the “Combined Fund”) would be at the annual rate of 0.40% of the Combined Fund’s average daily net assets.

Class Structure. Each Fund offers four classes of shares under the Select Pricing SystemSM. The Class A, Class B, Class C and Class D shares issued by Capital Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Convertible Fund, except that they represent ownership interests in a different investment portfolio.

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See “Comparison of the Funds—Purchase of Shares” and “Additional Information—Stockholder Services.”

Overall Expense Ratio. As of March 31, 2000, the overall operating expense ratio (excluding class specific distribution and account maintenance fees) of Convertible Fund was 1.39% (based on net assets of approximately $50.55 million) and for Capital Fund was 0.62% (based on net assets of approximately $7.37 billion). If the Reorganization had taken place on that date, the estimated overall operating expense ratio (excluding class specific distribution and account maintenance fees) for the Combined Fund would have been 0.62% (based on net assets of approximately $7.42 billion).

The foregoing expense ratios are for each Fund on an overall basis. Such ratios differ among Class A, Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See “Summary—Pro Forma Fee Tables.”

Purchase of Shares. Shares of Capital Fund are offered continuously for sale to the public in substantially the same manner as shares of Convertible Fund. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Capital Fund are the same as the redemption procedures for shares of Convertible Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Capital Fund acquired by Convertible Fund stockholders in the Reorganization, the holding period of Convertible Fund shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the Corresponding Shares of Capital Fund acquired in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Dividends. Convertible Fund’s policies with respect to dividends are substantially the same as those of Capital Fund. See “Comparison of the Funds—Dividends.”

Net Asset Value. Both Convertible Fund and Capital Fund determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See “Comparison of the Funds—Additional Information—Capital Stock.”

Other Significant Considerations. Stockholder services available to Convertible Fund stockholders, such as providing the annual and semi-annual reports, are the same as those available to Capital Fund stockholders. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan”

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and “—Additional Information—Stockholder Services.”

Tax Considerations	Convertible Fund and Capital Fund jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Convertible Fund nor Capital Fund will recognize gain or loss on the transaction, and Convertible Fund stockholders will not recognize gain or loss on the exchange of their shares of Convertible Fund stock for Corresponding Shares of Capital Fund. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Capital Fund as a regulated investment company. Capital Fund has significant net realized capital losses. After the Reorganization, Convertible Fund stockholders may benefit from the ability of Capital Fund to offset these capital losses against its realized capital gains, if any, subject to certain limitations. See “The Reorganization—Tax Consequences of the Reorganization.”

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Many of the investment risks associated with an investment in Capital Fund are substantially similar to the investment risks associated with an investment in Convertible Fund. Such risks include investing in (a) securities issued by companies located in foreign markets, including emerging markets, (b) derivative instruments, (c) illiquid securities and (d) “junk” bonds. The primary difference in risk stems from Convertible Fund’s ability to invest in convertible securities and synthetic convertible securities without limitation. As a result of the Reorganization, the risk factors applicable to Convertible Fund will be modified by the ability of Capital Fund to invest in a wider range of securities. The risk factors to which an investment in Capital Fund is subject are set forth in the Capital Fund Prospectus under the caption “Details About the Fund—Investment Risks.” An investment in Capital Fund is subject to certain additional risks described below, that are not applicable to an investment in Convertible Fund.

Securities Lending. Capital Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, Capital Fund may lose money and there may be a delay in recovering the loaned securities. Capital Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Mortgage backed securities. Capital Fund may invest in mortgage backed securities. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and Capital Fund has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. The risk is known as extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Small Cap and Emerging Growth Securities. Capital Fund may invest in small cap and emerging growth securities. Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value. Small cap or emerging growth securities generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small caps and emerging growth securities requires a long term view.

Debt Securities. Capital Fund may invest in debt securities without limitation while Convertible Fund may only invest up to 35% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. Since Capital Fund may invest in debt securities without limitation, Capital Fund may be more subject to interest rate risk and credit risk than Convertible Fund.

Sovereign Debt. Capital Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject Capital Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

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COMPARISON OF THE FUNDS

Financial Highlights

Capital Fund. The financial information in the table below, has been audited in conjunction with the annual audits of the financial statements of Capital Fund by , independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements

	Class A For the Year Ended March 31,					Class B For the Year Ended March 31,
	2000†	1999†	1998†	1997†	1996	2000†	1999†	1998†	1997†	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$35.03	$37.56	$31.39	$30.90	$27.74	$34.25	$36.68	$30.72	$30.30	$27.28

Investment income — net	.94	1.00	1.11	1.25	1.21	.57	.63	.74	.91	.90
Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.62	(1.28)	8.14	2.43	5.41	.60	(1.25)	7.96	2.39	5.29
Total from investment operations	1.56	(.28)	9.25	3.68	6.62	1.17	(.62)	8.70	3.30	6.19

Less dividends and distributions:
Investment income — net	(.94)	(1.08)	(1.11)	(1.25)	(1.16)	(.66)	(.64)	(.77)	(.94)	(.87)
Realized gain on investments — net	(2.99)	(1.17)	(1.97)	(1.94)	(2.30)	(2.99)	(1.17)	(1.97)	(1.94)	(2.30)
Total dividends and distributions	(3.93)	(2.25)	(3.08)	(3.19)	(3.46)	(3.65)	(1.81)	(2.74)	(2.88)	(3.17)

Net asset value, end of period	$32.66	$35.03	$37.56	$31.39	$30.90	$31.77	$34.25	$36.68	$30.72	$30.30

Total Investment Return:*
Based on net asset value per share	4.58%	(.68)%	30.71%	12.62%	24.50%	3.48%	(1.65)%	29.38%	11.48%	23.22%

Ratios to Average Net Assets:
Expenses	.56%	.57%	.55%	.55%	.56%	1.58%	1.59%	1.57%	1.57%	1.58%

Investment income — net	2.74%	2.86%	3.21%	3.99%	4.09%	1.71%	1.85%	2.19%	2.97%	3.07%

Supplemental Data:
Net assets, end of period (in thousands)	$2,721,503	$3,631,440	$4,155,677	$3,291,219	$3,225,758	$2,853,699	$4,866,564	$5,938,708	$4,977,431	$5,025,504

Portfolio turnover	33%	33%	38%	47%	84%	33%	33%	38%	47%	84%

*	Total investment returns exclude the effects of sales loads.
†	Based on average shares outstanding.

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Capital Fund-Financial Highlights (concluded)

	Class C For the Year Ended March 31,					Class D For the Year Ended March 31,
	2000†	1999†	1998†	1997†	1996	2000†	1999†	1998†	1997†	1996

Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 33.82	$ 36.31	$ 30.44	$ 30.08	$ 27.17	$ 34.97	$ 37.49	$ 31.34	$ 30.86	$ 27.72

Investment income — net	.57	.62	.73	.90	.92	.86	.91	1.02	1.17	1.16
Realized and unrealized gain (loss) on investments and foreign currency transactions— net	.59	(1.25)	7.89	2.36	5.24	.60	(1.28)	8.14	2.43	5.38
Total from investment operations	1.16	(.63)	8.62	3.26	6.16	1.46	(.37)	9.16	3.60	6.54

Less dividends and distributions:
Investment income — net	(.63)	(.69)	(.78)	(.96)	(.95)	(.86)	(.98)	(1.04)	(1.18)	(1.10)
Realized gain on investments — net	(2.99)	(1.17)	(1.97)	(1.94)	(2.30)	(2.99)	(1.17)	(1.97)	(1.94)	(2.30)
Total dividends and distributions	(3.62)	(1.86)	(2.75)	(2.90)	(3.25)	(3.85)	(2.15)	(3.01)	(3.12)	(3.40)

Net asset value, end of period	$ 31.36	$ 33.82	$ 36.31	$ 30.44	$ 30.08	$ 32.58	$ 34.97	$ 37.49	$31.34	$ 30.86

Total Investment Return:*
Based on net asset value per share	3.50%	(1.70)%	29.40%	11.45%	23.25%	4.29%	(.92)%	30.40%	12.34%	24.21%

Ratios to Average Net Assets: Expenses	1.59%	1.59%	1.58%	1.58%	1.59%	.81%	.82%	.80%	.80%	.81%

Investment income — net	1.70%	1.83%	2.18%	2.96%	3.08%	2.50%	2.60%	2.95%	3.75%	3.84%

Supplemental Data:
Net assets, end of period (in thousands)	$308,150	$491,234	$512,783	$322,438	$259,131	$1,428,120	$1,513,406	$1,280,317	$690,116	$521,599

Portfolio turnover	33%	33%	38%	47%	84%	33%	33%	38%	47%	84%

*	Total investment returns exclude the effects of sales charges.
†	Based on the average shares outstanding.

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Convertible Fund. The financial information in the table below, except for the six months ended February 29, 2000, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Convertible Fund by , independent auditors.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class A***
	For the Six Months Ended February 29, 2000†	For the Year Ended August 31,		For the Period January 1, 1997 to August 31, 1997†		For the Year Ended December 31, 1996†
		1999†	1998†
Increase (Decrease) in Net Asset Value:	(unaudited)
Per Share Operating Performance##:
Net asset value, beginning of period	$ 11.75	$ 11.59	$ 17.36	$ 15.57		$ 13.43

Investment income — net	.21	.45	.60	.06		—
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	.58	.51	(1.37)	1.75		2.78

Total from investment operations	.79	.96	(.77)	1.81		2.78

Less dividends and distributions:
Investment income—net	(.21)	(.79)	(.32)	—		—
Realized gain on investments—net	—	—	(4.55)	—		(.64)
In excess of realized gain on investments—net	—	(.01)	(.07)	—		—

Total dividends and distributions	(.21)	(.80)	(4.94)	—		(.64)

Capital charge resulting from issuance of Common Stock	—	—	(.06)	—		—
Capital charge resulting from issuance of new classes of shares	—	—	— ††	(.02)		—
Net asset value, end of period	$ 12.33	$ 11.75	$ 11.59	$ 17.36		$ 15.57

Total Investment Return:**
Based on net asset value per share	6.86%#	8.54%	(7.03)%	11.50	%###	20.60%

Ratios to Average Net Assets:
Expenses###	1.26%*	1.32%	1.29%	.90	%*	.78%

Investment income—net	3.63%*	3.91%	4.48%	4.76	%*	4.98%

Supplemental Data:
Net assets, end of period (in thousands)	$33,756	$37,142	$52,425	$110,178		$289,993

Portfolio turnover	48.86%	85.42%	155.20%	92.86%		129.06%

*	Annualized.
**	Total investment returns exclude the effects of sales charges. Performance results prior to August 4, 1997 are for when the Fund was a dual structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
***	Formerly Capital Shares.
#	Aggregate total investment return.
##	Excludes the effect of per share operating performance of the Fund’s Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to August 1, 1997 reflects when the Fund was a dual structure closed-end management investment company. For the period January 1, 1997 to July 31, 1997, investment income—net per Income Share was $0.73 and dividends of investment income — net per Income Share were $0.70.
###	Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31, 1997.
†	Based on average shares outstanding.
††	Amount is less than $.01 per share.

15

	Class B††
	For the Six Months Ended February 29, 2000	For the Year Ended August 31,		For the Period August 4, 1997† to August 31, 1997
		1999	1998
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.74	$ 11.53	$ 17.35	$ 16.91

Investment income—net	.15	.34	.44	.05
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	.58	.49	(1.34)	.39

Total from investment operations	.73	.83	(.90)	.44

Less dividends and distributions: Investment income—net	(.14)	(.61)	(.28)	—
Realized gain on investments—net	—	—	(4.55)	—
In excess of realized gain on investments—net	—	(.01)	(.07)	—
Total dividends and distributions	(.14)	(.62)	(4.90)	—

Capital charge resulting from issuance of Common Stock	—	—	(.02)	—
Net asset value, end of period	$ 12.33	$ 11.74	$ 11.53	$ 17.35

Total Investment Return:** Based on net asset value per share	6.35%#	7.36%	(7.76)%	2.60	%#

Ratios to Average Net Assets: Expenses	2.29%*	2.35%	2.35%	2.66	%*

Investment income—net	2.61%*	2.91%	3.31%	3.77	%*

Supplemental Data: Net assets, end of period (in thousands)	$ 11,219	$14,774	$23,900	$ 5,759

Portfolio turnover	48.86%	85.42%	155.20%	92.86%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.
† †	Based on average shares outstanding.

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Convertible Fund-Financial Highlights (concluded)

	Class C††					Class D††
	For the Six Months Ended February 29, 2000	For the Year Ended August 31,		For the Period August 4, 1997† to August 31,		For the Six Months Ended February 29,	For the Year Ended August 31,		For the Period August 4, 1997† to August 31,
		1999	1998	1997		2000	1999	1998	1997
	(unaudited)					(unaudited)
Increase (Decrease) in Net Asset Value: Per Share Operating Performance:
Net asset value, beginning of period	$11.74	$ 11.54	$ 17.36	$ 16.91		$11.78	$ 11.61	$ 17.36	$ 16.91

Investment income—net	.15	.34	.44	.05		.20	.43	.54	.07
Realized and unrealized gain (loss) on investments and foreign currency transactions—net	.58	.49	(1.34)	.40		.57	.50	(1.34)	.38

Total from investment operations	.73	.83	(.90)	.45		.77	.93	(.80)	.45

Less dividends and distributions: Investment income —net	(.15)	(.62)	(.28)	—		(.19)	(.75)	(.31)	—
Realized gain on investments—net	—	—	(4.55)	—		—	—	(4.55)	—
In excess of realized gain on investments —net	—	(.01)	(.07)	—		—	(.01)	(.07)	—

Total dividends and distributions	(.15)	(.63)	(4.90)	—		(.19)	(.76)	(4.93)	—

Capital charge resulting from issuance of Common Stock	—	—	(.02)	—		—	—	(.02)	—
Net asset value, end of period	$12.32	$11.74	$11.54	$17.36		$12.36	$11.78	$11.61	$17.36

Total Investment Return:** Based on net asset value per share	6.27%#	7.34%	(7.76)%	2.66	%#	6.70%#	8.22%	(6.96)%	2.66	%#

Ratios to Average Net Assets: Expenses	2.29%*	2.35%	2.36%	2.74	%*	1.51%*	1.57%	1.59%	1.92	%*

Investment income—net	2.61%*	2.91%	3.34%	3.58	%*	3.39%*	3.68%	4.02%	4.81	%*

Supplemental Data: Net assets, end of period (in thousands)	$2,458	$3,141	$5,138	$1,014		$3,819	$4,435	$7,071	$1,365

Portfolio turnover	48.86%	85.42%	155.20%	92.86%		48.86%	85.42%	155.20%	92.86%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.
††	Based on the average shares outstanding.

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Investment Objective and Policies

The investment objectives of Capital Fund and Convertible Fund are similar, though not identical. Capital Fund seeks the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. Convertible Fund seeks high total return from a combination of capital appreciation and investment income. Capital Fund invests in equities and debt securities (including short term securities). Convertible Fund invests primarily in a portfolio of convertible securities and synthetic convertible securities. The investment objective of each Fund described in this paragraph is a fundamental policy of that Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. Capital Fund is diversified and Convertible Fund is non-diversified under the Investment Company Act of 1940, as amended.

No assurance can be given that, after the Reorganization, Capital Fund will achieve its investment objective.

Capital Fund invests in equities and debt securities (including short term securities). The proportion Capital Fund invests in each category at any given time depends on management’s view of how attractive that category appears relative to the others. Under normal market conditions, Capital Fund will invest at least 25% of the value of its assets in fixed income senior securities. Capital Fund purchases primarily U.S. securities, but can also buy foreign securities, including securities denominated in foreign currencies. Capital Fund may invest in debt securities of any maturity. Capital Fund may also invest in high yield or “junk” bonds.

Convertible Fund invests primarily in a portfolio of convertible securities and synthetic convertible securities. These convertible securities may be either convertible debt securities or convertible preferred stocks and may be issued by both United States and foreign issuers. Under normal market conditions, Convertible Fund invests at least 65% of its total assets in convertible securities and synthetic convertibles and may invest up to 35% of its assets in other types of securities, including common stock, preferred stock, options, warrants, Long-term Equity Appreciation Participation Securities (“LEAPS”) and nonconvertible debt securities of United States and non-United States issuers. A substantial portion of Convertible Fund’s assets may at times be invested in foreign securities. Convertible Fund may also invest in high yield or “junk” bonds, in certain types of derivative securities and in illiquid securities.

Securities. Capital Fund invests principally in equity securities including common stock of large companies. Capital Fund may invest up to 25% of its assets in securities of foreign issuers. Although Convertible Fund may invest up to 35% of its assets in equity and debt securities, the Fund tends to invest primarily in convertible securities and synthetic convertible securities in order to achieve its goal of high total return. Convertible Fund will normally hold a portion of its portfolio in U.S. dollar or dollar-denominated money market securities to provide for possible redemptions. Each Fund may also invest in derivative securities for hedging purposes.

Temporary Investments. Capital Fund reserves the right, as a temporary defensive measure to hold, without limitation, cash or cash equivalents and short term securities, including money market instruments denominated in U.S. dollars or foreign currencies (“Temporary Investments”). A portion of Capital Fund may be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions.

Depositary Receipts. Convertible Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Each Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may

18

be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Warrants. Convertible Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

Convertible Securities. Each Fund may invest in convertible securities but Convertible Fund will, under normal circumstances, have at least 65% invested in convertible securities and synthetic convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

High Yield or “Junk” Bonds. Each Fund may invest in high yield or “junk” bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Sovereign Debt. Capital Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund’s assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. Each Fund may invest in securities restricted to “qualified institutional buyers” under Rule 144A under the Securities Act and in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

Mortgage Backed Securities Capital Fund may invest up to 35% of its total assets in mortgage backed securities. Mortgage backed securities in which the Fund invests include mortgage pass-through certificates and multiple-class pass-through securities, and other types of mortgage backed securities that may be available in the future.

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Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

Mortgage backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Investment in Other Investment Companies. Capital Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company. If a Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Other Investment Policies

Capital Fund and Convertible Fund have adopted certain other investment policies as set forth below:

Borrowing and Leverage. Capital Fund and Convertible Fund are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, each Fund is further limited and may not borrow money or pledge its assets, except that either Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions. Neither Fund will purchase securities while borrowings exceed 5% of its total assets.

Hedging Techniques. Both Capital Fund and Convertible Fund may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see “Details About the FundInvestment RisksDerivatives” in the Capital Fund Prospectus.

Standby Commitment Agreements. Convertible Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of equity securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

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Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions. The Funds are authorized to engage in certain investment practices involving the use of options, futures and foreign exchange, which may expose the Funds to certain risks.

Repurchase Agreements. Convertible Fund may enter into repurchase agreements. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Fund insulated from fluctuations in the market value of the underlying security during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. The Fund takes possession of the underlying securities when investing in repurchase agreements. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement and the market value of the underling security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities.

When-Issued Securities and Delayed Delivery Transactions. Convertible Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

Short Sales. Convertible Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security may decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets in the case of Convertible Fund, or 20% of total assets in the case of Capital Fund, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, that Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

Non-Diversified Status. Convertible Fund is classified as a non-diversified fund under the Investment Company Act, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If a Fund invests in a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer may have a greater impact on the Fund’s performance. Capital Fund is diversified.

Suitability. The economic benefit of an investment in each Fund depends upon many factors beyond the control of that Fund. Because of Convertible Fund’s emphasis on convertible securities and Capital Fund’s ability to invest in foreign securities, the Funds should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon,

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among other things, investment objectives and an ability to accept the risks associated with investing in convertible securities, including the risk of loss of principal.

Information Regarding Options, Futures and Foreign Exchange Transactions

Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Each Fund may utilize these strategies for hedging purposes, including anticipatory hedges. Each Fund has authority to write (i.e., sell) put or call options, purchase put or call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures.

The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund’s stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

For a detailed discussion of the Funds’ investment policies regarding futures and options, including the risks associated therewith, see “Details About the FundInvestment RisksDerivatives” in the Capital Fund Prospectus.

Investment Restrictions

Other than as noted above, Capital Fund and Convertible Fund have identical investment restrictions.

Management

Directors. The Board of Directors of Capital Fund consists of seven individuals, five of whom are not “interested persons” as defined in the Investment Company Act. Two of the Directors also serve on the Convertible Fund Board. The Directors are responsible for the overall supervision of the operation of their Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Information about the Directors of Capital Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (59) — President and Director (1)(2) — Executive Vice President of MLAM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

M. COLYER CRUM (67) — Director(2)(3) — 104 Westcliff Road, Weston, Massachusetts 02493. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Inc.

LAURIE SIMON HODRICK (37) — Director(2)(3) — 809 Uris Hall, 3022 Broadway, New York, New York 10027. Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J. L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

JACK B. SUNDERLAND (71) — Director(2)(3) — P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

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STEPHEN B. SWENSRUD (66) — Director(2)(3) — 24 Federal Street, Suite 400, Boston, Massachusetts 02110. Chairman, Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.

J. THOMAS TOUCHTON (61) — Director(2)(3) — Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33062. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

FRED G. WEISS (58) — Director(2)(3) — 16410 Maddalena Place, Delray Beach, Florida 33446. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997.

ARTHUR ZEIKEL (68) — Director(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLAM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services, from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a director, trustee or officer of certain other investment companies for which MLAM or FAM acts a the investment adviser or manager.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

Management and Advisory Arrangements. MLAM serves as the Investment Adviser for Capital Fund and as Manager for Convertible Fund pursuant to separate management agreements (each, a “Management Agreement”) that, except for certain minor differences, are identical.

Pursuant to the separate Management Agreement between each Fund and MLAM, Capital Fund pays MLAM a management fee at the annual rate of .40% of the average daily net assets of the Fund and Convertible Fund pays MLAM a management fee at the annual rate of .60% of the average daily net assets of the Fund. After the Reorganization, the Combined Fund will pay the management fee at the rate of .40%. See “Summary—Pro Forma Fee Tables.”

MLAM has retained MLAM U.K. as sub-adviser to each of Convertible Fund and Capital Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to its Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Purchase of Shares

The class structure and purchase and distribution procedures for shares of Convertible Fund are substantially the same as those of Capital Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see “Your Account—Merrill Lynch Select PricingSM System,” “—Participation in Merrill Lynch Fee Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Capital Fund Prospectus.

Redemption of Shares

The procedure for redeeming shares of Capital Fund is the same as the procedure for redeeming shares of Convertible Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Capital Fund acquired by Convertible Fund stockholders in the Reorganization, the holding period of Convertible Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Capital Fund acquired in the Reorganization. See “Your Account—Merrill

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Lynch Select PricingSM System,” “—Participation in Merrill Lynch Fee Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Capital Fund Prospectus.

Performance

General. The following tables provide performance information for each class of shares of Convertible Fund and Capital Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

Capital Fund Average Annual Total Return

Period	Class A Shares		Class B Shares		Class C Shares		Class D Shares
	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*
Year Ended 3/31/00	4.58%	(0.92)%	3.48%	(0.22)%	3.50%	2.57%	4.29%	(1.18)%
Five Years Ended 3/31/00	13.74%	12.52%	12.59%	12.59%	12.58%	12.58%	13.46%	12.24%
Ten Years Ended 3/31/00	12.42%	11.81%	11.28%	11.28%	N/A	N/A	N/A	N/A
Inception† through 3/31/00	12.77%	12.54%	11.37%	11.37%	12.71%	12.71%	13.59%	12.47%

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
†	Class A shares commenced operations on November 8, 1973. Class B shares commenced operations on October 21, 1988. Class C and Class D shares commenced operations on October 21, 1994.

Convertible Fund Average Annual Total Return
Period	Class A Shares#		Class B Shares		Class C Shares		Class D Shares
	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*
Year Ended 12/31/99	9.13%	3.40%	8.10%	4.10%	8.02%	7.02%	8.91%	3.19%
Five Years Ended 12/31/99	12.00%	10.79%	N/A	N/A	N/A	N/A	N/A	N/A
Ten Years Ended 12/31/99	8.11%	7.53%	N/A	N/A	N/A	N/A	N/A	N/A
Inception† through 12/31/99%		%	2.36%	1.80%	2.35%	2.35%	3.17%	0.88%

#	Prior to August 4, 1997, the Fund operated as a dual-structure closed-end investment company. On August 4, 1997, the Fund converted to an open-end investment company and Capital Shares outstanding as of that date were designated Class A Shares.
*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.
†	Class A shares commenced operations on August 2, 1985. Class B, Class C and Class D shares commenced operations on August 4, 1997.

Stockholder Rights

Stockholders of Capital Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Capital Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Capital Fund to be issued to Convertible Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Capital Fund Prospectus. Each share of Capital Fund common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Convertible Fund are substantially identical to those described above.

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Dividends

The current policy of Convertible Fund with respect to dividends is substantially identical to the policy of Capital Fund. It is each Fund’s intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the “Plan”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder ServicesAutomatic Dividend Reinvestment Plan” in the Capital Fund Statement of Additional Information.

After the Reorganization, a Convertible Fund stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Convertible Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder’s election with respect to the dividends of Capital Fund will control unless the stockholder specifically elects a different option at that time.

Tax Information

The tax consequences associated with investment in shares of Convertible Fund are substantially similar to the tax consequences associated with investment in shares of Capital Fund. See “Your Account—Dividends and Taxes” in the Capital Fund Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are generally the same for both Convertible Fund and Capital Fund. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Capital Fund Statement of Additional Information.

Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

Generally, neither Convertible Fund nor Capital Fund purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Convertible Fund for its fiscal years ended August 31, 1998 and 1999 were 155.20% and 85.42%, respectively. The portfolio turnover rates for Capital Fund for its fiscal years ended March 31, 1999 and 2000 were 33% and 33%, respectively. A high portfolio turnover involves certain tax consequences such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund.

Additional Information

Net Asset Value. Both Capital Fund and Convertible Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

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Stockholder Services. Capital Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Capital Fund have an exchange privilege with certain other funds utilizing Select Pricing. Stockholder services available to stockholders of Convertible Fund are identical to the stockholder services of Capital Fund. For a description of these services, see “Shareholder Services” in the Capital Fund Prospectus.

Custodian. The Bank of New York acts as custodian of the cash and securities of Capital Fund and State Street Bank and Trust Company acts as custodian of the cash and securities of Convertible Fund. The principal business address of The Bank of New York is 90 Washington Street, 12th Floor, New York, New York 10286 and the principal business address of State Street Bank and Trust Company is 1776 Heritage Drive, Quincy, Massachusetts 02171. It is presently anticipated that The Bank of New York will serve as the custodian of the Combined Fund.

Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc. (“FDS”), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLAM and FAM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. For the fiscal year ended March 31, 2000, Capital Fund paid the Transfer Agent fees totaling $14,499,620; for the fiscal year ended August 31, 1999, Convertible Fund paid the Transfer Agent fees totaling $132,699. FDS will serve as the transfer agent, dividend disbursing agent and stockholder servicing agent for the Combined Fund.

Capital Stock. Convertible Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares, each of which consists of 100,000,000 shares. Capital Fund has an authorized capital of 1,300,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares. Class A consists of 400,000,000 shares, Class B consists of 500,000,000 shares and Class C and Class D each consists of 200,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Convertible Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Capital Fund.

Stockholder Inquiries. Stockholder inquiries with respect to Convertible Fund and Capital Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), Capital Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Convertible Fund, in exchange solely for an equal aggregate value of shares to be issued by Capital Fund. Upon receipt by Convertible Fund of such shares, Convertible Fund will distribute the shares to the holders of shares of Convertible Fund, as described below.

Generally, the assets transferred by Convertible Fund to Capital Fund will equal all investments of Convertible Fund held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Convertible Fund as of such time.

Convertible Fund will distribute the shares of Capital Fund received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Convertible Fund. The shares of Capital Fund received by Convertible Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder’s interest in Convertible Fund as of the Valuation Time (previously defined as the “Corresponding Shares”). (See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Capital Fund in the names of all stockholders of Convertible Fund, including stockholders holding Convertible Fund shares in certificate form, and transferring to each stockholder’s account the Corresponding Shares of Capital Fund representing such stockholder’s interest previously credited to the account of Convertible Fund. Stockholders holding Convertible Fund shares in certificate form may receive certificates representing the Corresponding Shares

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of Capital Fund credited to their account in respect of such Convertible Fund shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the Corresponding Shares of Capital Fund will be issued at net asset value and the shares of Convertible Fund will be valued at net asset value for the purposes of the exchange by the stockholders of Convertible Fund of such shares for the Corresponding Shares, the holders of shares of Convertible Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Convertible Fund or Capital Fund would hold a reduced percentage of ownership in the Combined Fund than he or she did in Convertible Fund or Capital Fund prior to the Reorganization.

Procedure

On June 21, 2000, the Board of Directors of Convertible Fund, including all of the Directors who are not “interested persons,” as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Convertible Fund stockholders for approval. The Board of Directors of Capital Fund, including all of the Directors who are not interested persons, approved the Agreement and Plan on May 2, 2000.

If the stockholders of Convertible Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the third calendar quarter of 2000.

The Board of Directors of Convertible Fund recommends that Convertible Fund stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The respective assets of Convertible Fund and Capital Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under “Your AccountHow Shares are Priced” in the Capital Fund Prospectus. Purchase orders for Convertible Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Convertible Fund for purposes of the Reorganization; redemption requests with respect to Convertible Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Convertible Fund for purposes of the Reorganization.

Distribution of Capital Fund Shares. On the next full business day following the Valuation Time (the “Exchange Date”), Capital Fund will issue to Convertible Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Convertible Fund as of the Valuation Time. Each holder of Convertible Fund shares will receive, in exchange for his or her proportionate interest in Convertible Fund, Corresponding Shares of Capital Fund of the same class and having the same aggregate net asset value as the Convertible Fund shares held by such stockholder as of the Valuation Time.

Expenses. The expenses of the Reorganization that are directly attributable to Convertible Fund and the conduct of its business will be deducted from the assets of Convertible Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to Capital Fund include the costs of printing sufficient copies of its Prospectus, and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Convertible Fund and Capital Fund, which expenses are currently estimated to be $98,000 and $66,000, respectively.

Required Approvals. Under Convertible Fund’s Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Convertible Fund

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stockholders representing a majority of the total number of votes issued and outstanding and entitled to be cast thereon.

Deregistration and Dissolution. Following the transfer of the assets and liabilities of Convertible Fund to Capital Fund and the distribution of Corresponding Shares of Capital Fund to Convertible Fund stockholders, Convertible Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Convertible Fund and Capital Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Convertible Fund stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Convertible Fund and Capital Fund being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Convertible Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Convertible Fund and Capital Fund; (ii) by the Board of Directors of Convertible Fund if any condition to Convertible Fund’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Capital Fund if any condition to Capital Fund’s obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

MLAM and the Board of Directors of Convertible Fund have determined that stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Convertible Fund stockholders will remain invested in an open-end fund that has investment objectives and policies similar, though not identical, to that of Convertible Fund. In addition, Convertible Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

Specifically, after the Reorganization the total operating expenses of the Combined Fund, as a percent of net assets, are estimated to be less than the current operating expenses for Convertible Fund (excluding any fee waiver or expense reimbursement). See “Summary—Pro Forma Fee Tables.” In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Convertible Fund stockholders. To illustrate the potential economies of scale for Convertible Fund, on March 31, 2000, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for Convertible Fund was 1.39% (based on fund net assets of approximately $50.55 million and without giving effect to any fee waiver or expense reimbursement) and for Capital Fund was 0.62% (based on fund net assets of approximately $7.37 billion). If the Reorganization had taken place on that date, the total operating expense ratio (excluding class specific distribution and account maintenance fees) for the Combined Fund would have been 0.62% (based on fund net assets of approximately $7.42 billion).

The following table sets forth (i) the net assets of Convertible Fund as of the last three fiscal year ends and as of March 31, 2000 and (ii) the net assets of Capital Fund as of the last four fiscal year ends.

Capital Fund		Convertible Fund

Date	Net Assets	Date	Net Assets
As of 3/31/97	$ 9,281,203,818	As of 8/31/97	$118,316,015
As of 3/31/98	$11,887,485,394	As of 8/31/98	$ 88,534,081
As of 3/31/99	$10,502,644,134	As of 8/31/99	$ 59,491,588
As of 3/31/00	$ 7,371,810,459	As of3/31/00	$ 50,545,911

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The net assets of Convertible Fund have been declining since the Fund redeemed its Income Shares on July 31, 1997 and then open-ended on August 4, 1997. As of March 31, 2000, the net assets of Convertible Fund are substantially smaller than the net assets of Capital Fund. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Convertible Fund stockholders.

Based on the foregoing, the Board of Directors of Convertible Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Convertible Fund and Capital Fund have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Capital Fund intends to continue to so qualify after the Reorganization. Convertible Fund and Capital Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Convertible Fund to Capital Fund in exchange solely for shares of Capital Fund as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Convertible Fund and Capital Fund will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Convertible Fund as a result of the asset transfer solely in exchange for Capital Fund shares or on the distribution of the Capital Fund stock to Convertible Fund stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Capital Fund on the receipt of assets of Convertible Fund in exchange for Capital Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Convertible Fund on the receipt of Corresponding Shares of Capital Fund in exchange for their shares of Convertible Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Convertible Fund assets in the hands of Capital Fund will be the same as the tax basis of such assets in the hands of Convertible Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Capital Fund received by the stockholders of Convertible Fund in the Reorganization will be equal to the tax basis of the shares of Convertible Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Capital Fund will be determined by including the period for which such stockholder held the shares of Convertible Fund exchanged therefor provided, that such Convertible Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Capital Fund’s holding period with respect to the Convertible Fund assets transferred will include the period for which such assets were held by Convertible Fund; and (ix) the taxable year of Convertible Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Capital Fund will succeed to and take into account certain tax attributes of Convertible Fund, such as earnings and profits, capital loss carryovers and method of accounting.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Both Convertible Fund and Capital Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Capital Fund intends to continue to so qualify.

Capitalization

The following table sets forth as of March 31, 2000 (i) the capitalization of Convertible Fund, (ii) the capitalization of Capital Fund and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

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Pro Forma Capitalization of Capital Fund, Convertible Fund and The Combined Fund as of March 31, 2000 Capital Fund

	Class A	Class B	Class C	Class D
Total Net Assets:	$2,757,829,641	$2,863,429,965	$309,113,787	$1,441,437,066
Shares Outstanding	84,449,285	90,128,646	9,857,477	44,246,099
Net Asset Value Per Share:	$ 32.66	$ 31.77	$ 31.36	$ 32.58

Convertible Fund

	Class A	Class B	Class C	Class D
Total Net Assets:	$ 33,627,770	$ 10,654,322	$ 2,457,630	$ 3,806,189
Shares Outstanding:	2,679,942	849,574	196,077	302,528
Net Asset Value Per Share:	$ 12.55	$ 12.54	$ 12.53	$ 12.58

Combined Fund

	Class A	Class B	Class C	Class D
Total Net Assets*:	$2,791,457,411	$2,874,084,287	$311,571,417	$1,445,243,255
Shares Outstanding:	85,470,221	90,465,354	9,935,313	44,359,830
Net Asset ValuePer Share*:	$ 32.66	$ 31.77	$ 31.36	$ 32.58

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of Convertible Fund’s net assets which would have been transferred to Capital Fund had the Reorganization been consummated on March 31, 2000. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Capital Fund the Convertible Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Capital Fund that actually will be received on or after such date.

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INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on September 13, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Convertible Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

Only holders of record of shares of Convertible Fund at the close of business on July 17, 2000 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were shares of Convertible Fund common stock issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Convertible Fund and Capital Fund

To the knowledge of Convertible Fund, no person or entity owned beneficially or of record 5% or more of the shares of Convertible Fund outstanding on the Record Date.

At the Record Date, the Directors and officers of Convertible Fund as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of Convertible Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

To the knowledge of Capital Fund, no person or entity owned beneficially or of record 5% or more of the shares of Capital Fund outstanding on the Record Date.

At the Record Date, the Directors and officers of Capital Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Capital Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of each class of Convertible Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Convertible Fund stockholders representing a majority of the total votes issued and outstanding and entitled to be cast thereon, with all shares voting as a single class.

Under Maryland law, stockholders of a registered open-end investment company such as Convertible Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Convertible Fund may redeem his or her Convertible Fund shares prior to the Reorganization.

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A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Convertible Fund’s stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Convertible Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Convertible Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Convertible Fund.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Convertible Fund. Convertible Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Convertible Fund and will reimburse certain persons that Convertible Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Convertible Fund.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Convertible Fund.

Broker-dealer firms, including Merrill Lynch, holding shares of Convertible Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Convertible Fund and Capital Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Convertible Fund and Capital Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Convertible Fund and Capital Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains Capital Fund Statement of Additional Information, dated July 22, 1999, the Capital Fund Prospectus, dated July 22, 1999, the prospectus relating to Convertible Fund, dated December 21, 1999, the statement of additional information relating to Convertible Fund, dated December 21, 1999, other material incorporated herein by reference and other information regarding the Funds.

LEGAL PROCEEDINGS

There are no material legal proceedings to which Convertible Fund or Capital Fund is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for Convertible Fund and Capital Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

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EXPERTS

The financial highlights of Convertible Fund and Capital Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of , independent auditors, given on their authority as experts in auditing and accounting. The principal business address of is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540. will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Convertible Fund must be received by Convertible Fund in a reasonable time before Convertible Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Convertible Fund’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors,

Ira P. Shapiro Secretary, Merrill Lynch Convertible Fund, Inc.

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the day of , 2000, by and between Merrill Lynch Capital Fund, Inc., a Maryland corporation (“Capital”), and Merrill Lynch Convertible Fund, Inc., a Maryland corporation (“Convertible” and, together with Capital, the “Funds”).

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Capital of substantially all of the assets, and the assumption of substantially all of the liabilities, of Convertible in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Capital and the subsequent distribution of Corresponding Shares (defined below) of Capital to the stockholders of Convertible in exchange for their shares of common stock, par value $.10 per share, of Convertible, including shares of common stock of Convertible representing the Dividend Reinvestment Plan (“DRIP”) shares held in the book deposit accounts of the holders of common stock of Convertible, in liquidation of Convertible, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Capital will be distributed to Convertible stockholders as follows: each holder of Convertible shares will be entitled to receive the same class of shares of Capital (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as they held in Convertible immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Convertible immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Capital to be received by each stockholder of Convertible will equal the aggregate net asset value of the Convertible shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Capital shall acquire substantially all of Convertible’s assets and assume substantially all of Convertible’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Convertible shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Capital and Convertible hereby agree as follows:

1. Representations and Warranties of Capital.

Capital represents and warrants to, and agrees with, Convertible that:

(a) Capital is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Capital has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Capital is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5723), and such registration has not been revoked or rescinded and is in full force and effect. Capital has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

(c) Convertible has been furnished with a statement of assets and liabilities and a schedule of investments of Capital, each as of March 31, 2000, said financial statements having been audited by , independent public accountants. An unaudited statement of assets and liabilities of Capital and an unaudited schedule of investments of Capital, each as of the Valuation Time (defined below), will be furnished to Convertible at or prior to the Exchange Date for the purpose of determining the number of shares of Capital to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Capital as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Convertible has been furnished with Capital’s Annual Report to Stockholders for the year ended March 31, 2000 and the financial statements appearing therein fairly present the financial position of Capital as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Convertible has been furnished with Capital’s Semi-Annual Report to Stockholders for the period ended September 30, 1999 and the financial statements appearing therein fairly present the financial position of Capital as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Convertible has been furnished with the prospectus and statement of additional information of Capital, each dated July 22, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Capital has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Capital, threatened against it which assert liability on the part of Capital or which materially affect its financial condition or its ability to consummate the Reorganization. Capital is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) Capital is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(j) There are no material contracts outstanding to which Capital is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Convertible prior to the Valuation Time.

(k) Capital has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Capital’s most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Capital will advise Convertible in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Capital of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(m) The registration statement filed by Capital on Form N-14 relating to the shares of Capital to be issued pursuant to this Agreement which includes the proxy statement of Convertible and the prospectus of Capital with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as amended, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Capital (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940

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Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Capital for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(n) Capital is authorized to issue 1,300,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A consists of 400,000,000 shares, Class B consists of 500,000,000 shares and Class C and Class D each consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(o) Capital shares to be issued to Convertible pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Capital will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Exchange Date, Capital shares to be transferred to Convertible for distribution to the stockholders of Convertible on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Convertible presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Exchange Date, Capital will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Capital to Convertible.

2. Representations and Warranties of Convertible.

Convertible represents and warrants to, and agrees with, Capital that:

(a) Convertible is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Convertible has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Convertible is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-07155), and such registration has not been revoked or rescinded and is in full force and effect. Convertible has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Convertible shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Capital, and (ii) all other assets owned by Convertible or liabilities incurred as of the Valuation Time.

(d) Convertible has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Capital has been furnished with a statement of assets and liabilities and a schedule of investments of Convertible, each as of August 31, 1999, said financial statements having been audited by , independent public accountants. An unaudited statement of assets and liabilities of Convertible and an unaudited schedule of investments of Convertible, each as of the Valuation Time, will be furnished to Capital at or prior to the

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Exchange Date for the purpose of determining the number of shares of Capital to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Convertible as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Capital has been furnished with Convertible’s Annual Report to Stockholders for the year ended August 31, 1999 and the financial statements appearing therein fairly present the financial position of Convertible as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Capital has been furnished with Convertible’s Semi-Annual Report to Stockholders for the period ended February 29, 2000 and the financial statements appearing therein fairly present the financial position of Convertible as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(h) Capital has been furnished with the prospectus and statement of additional information of Convertible, each dated December 21, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) There are no material legal, administrative or other proceedings pending or, to the knowledge of Convertible, threatened against it which assert liability on the part of Convertible or which materially affect its financial condition or its ability to consummate the Reorganization. Convertible is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(j) There are no material contracts outstanding to which Convertible is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Capital prior to the Valuation Time.

(k) Convertible is not a party to or obligated under any provision of its Articles of Incorporation, as amended and restated, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(l) Convertible has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Convertible’s most recent annual or semi-annual report to stockholders and those incurred in connection with the Reorganization. As of the Valuation Time, Convertible will advise Capital in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(m) Convertible has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Convertible have been adequately provided for on its books, and no tax deficiency or liability of Convertible has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(n) At both the Valuation Time and the Exchange Date, Convertible will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Convertible will have good and marketable title to all of the Investments, and Capital will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

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(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Convertible of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(p) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Convertible (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Convertible for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(q) Convertible is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(r) The books and records of Convertible made available to Capital and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Convertible.

(s) Convertible will not sell or otherwise dispose of any of the shares of Capital to be received in the Reorganization, except in distribution to the stockholders of Convertible.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the stockholders of Convertible, and to the other terms and conditions contained herein, Convertible agrees to convey, transfer and deliver to Capital and Capital agrees to acquire from Convertible, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Convertible, and assume substantially all of the liabilities of Convertible, in exchange solely for that number of shares of Capital provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date Convertible will distribute all shares of Capital received by it to its stockholders in exchange for their corresponding Convertible shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Capital in the amounts due the stockholders of Convertible based on their respective holdings in Convertible as of the Valuation Time.

(b) Convertible will pay or cause to be paid to Capital any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Convertible hereunder.

(c) The Valuation Time shall be 4:00 P.M., Eastern time, on ________________, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Capital will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Convertible, except that recourse for such liabilities will be limited to the net assets of Convertible acquired by Capital. The known liabilities of Convertible as of the Valuation Time shall be confirmed in writing to Capital by Convertible pursuant to Section 2(k) of this Agreement.

(e) Capital and Convertible will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Convertible to Capital.

(f) Convertible will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

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4. Issuance and Valuation of Shares of Capital in the Reorganization.

Full shares of Capital, and to the extent necessary, fractional shares of Capital, of an aggregate net asset value equal to the net asset value of the assets of Convertible acquired, determined as hereinafter provided, reduced by the amount of liabilities of Convertible assumed by Capital, shall be issued by Capital in exchange for such assets of Convertible. The net asset value of Convertible and Capital shall be determined in accordance with the procedures described in the prospectus of Capital as of the Valuation Time. Such valuation and determination shall be made by Capital in cooperation with Convertible. Capital shall issue its Class A, Class B, Class C and Class D shares to Convertible in certificates or share deposit receipts (one in respect of each class) registered in the name of Convertible. Convertible shall distribute Corresponding Shares of Capital to its stockholders by redelivering such certificates to Financial Data Services, Inc.

5. Payment of Expenses.

(a) The expenses of the Reorganization that are directly attributable to Convertible Fund and the conduct of its business will be deducted from the assets of Convertible Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting and the expenses related to the solicitation of proxies to be voted at that Meeting. The expenses attributable to Capital Fund include the costs of printing sufficient copies of its Prospectus, and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the Internal Revenue Service (“IRS”) ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. Merrill Lynch Asset Management, L.P. (“MLAM”) has agreed to bear the expenses of the Reorganization attributable to Capital Fund and Convertible Fund.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Capital and Convertible.

(a) Convertible agrees to call a special meeting of the stockholders of Convertible to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Convertible issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

(b) Capital and Convertible each covenants to operate the business of Capital and Convertible, respectively, as presently conducted between the date hereof and the Exchange Date.

(c) Convertible agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Capital shares other than to the stockholders of Convertible and without first paying or adequately providing for the payment of all of Convertible’s liabilities not assumed by Capital, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

(d) Convertible undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Convertible has ceased to be a registered investment company.

(e) Capital will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Capital and Convertible agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) Capital has no plan or intention to sell or otherwise dispose of the assets of Convertible to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

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(g) Convertible and Capital each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Capital agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Convertible for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Convertible shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Convertible with respect to Convertible’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Convertible (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Convertible to the extent such expenses have been accrued by Convertible in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by MLAM at the time such tax returns and Forms 1099 are prepared.

(h) Convertible agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(i) Following the consummation of the Reorganization, Capital expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

7. Exchange Date.

(a) Delivery of the assets of Convertible to be transferred, together with any other Investments, and the Capital shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Convertible and Capital, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Convertible shall cause such Investments to be transferred to Capital’s account with The Bank of New York at the earliest practicable date thereafter.

(b) Convertible will deliver to Capital on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Capital hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Convertible shall deliver to Capital a list of the names and addresses of all of the stockholders of record of Convertible on the Exchange Date and the number of shares of Convertible owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Convertible or by its President.

8. Convertible Conditions.

The obligations of Convertible hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Convertible, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Capital; and that Capital shall have delivered to Convertible a copy of the resolution approving this Agreement adopted by Capital’s Board of Directors, certified by the Secretary of Capital.

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(b) That Capital shall have furnished to Convertible a statement of Capital’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Capital’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Capital’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Capital since the date of Capital’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Capital shall have furnished to Convertible a certificate signed by Capital’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Capital made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Capital has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Convertible shall have received an opinion of Brown & Wood LLP, as counsel to both Capital and Convertible, in form and substance satisfactory to Convertible and dated the Exchange Date, to the effect that (i) each of Capital and Convertible is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Capital to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Capital, and no stockholder of Capital has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Capital or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Capital and Convertible, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, restated and supplemented, the by-laws, as amended, or any agreement (known to such counsel) to which either Capital or Convertible is a party or by which either Capital or Convertible is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Convertible has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Convertible will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Capital and Convertible of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Capital nor Convertible, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Capital, Convertible or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Capital or Convertible, the unfavorable outcome of which would materially and adversely affect Capital or

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Convertible; (xii) all corporate actions required to be taken by Capital and Convertible to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Capital and Convertible; and (xiii) such opinion is solely for the benefit of Capital and Convertible and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus and proxy statement included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Capital or Convertible contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Capital and Convertible with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Capital and Convertible.

(f) That Convertible shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Convertible to Capital in exchange solely for shares of Capital as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Convertible and Capital will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Convertible as a result of the asset transfer solely in exchange for Capital shares or on the distribution of the Capital stock to Convertible stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Capital on the receipt of assets of Convertible in exchange for Capital shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Convertible on the receipt of Corresponding Shares of Capital in exchange for their shares of Convertible; (v) in accordance with Section 362(b) of the Code, the tax basis of the Convertible assets in the hands of Capital will be the same as the tax basis of such assets in the hands of Convertible immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Capital received by the stockholders of Convertible in the Reorganization will be equal to the tax basis of the shares of Convertible surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder’s holding period for the Corresponding Shares of Capital will be determined by including the period for which such stockholder held the shares of Convertible exchanged therefor provided, that such Convertible shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Capital’s holding period with respect to the Convertible assets transferred will include the period for which such assets were held by Convertible; and (ix) the taxable year of Convertible will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Capital will succeed to and take into account certain tax attributes of Convertible, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by Capital and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Convertible.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Capital, be contemplated by the Commission.
(i) That Convertible shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Convertible, to the effect that (i) they are independent public accountants with respect to Capital within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Capital included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Convertible and Capital and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting

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of a reading of any unaudited interim financial statements and unaudited supplementary information of Capital included in the N-14 Registration Statement, and inquiries of certain officials of Capital responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Convertible and Capital and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Capital appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Capital or from schedules prepared by officials of Capital having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Capital or would prohibit the Reorganization.

(k) That Convertible shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Convertible, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Capital Conditions.

The obligations of Capital hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Convertible and by the affirmative vote of the holders of a majority of the shares of common stock of Convertible issued and outstanding and entitled to vote thereon, voting together as a single class; and that Convertible shall have delivered to Capital a copy of the resolution approving this Agreement adopted by Convertible’s Board of Directors, and a certificate setting forth the vote Convertible stockholders obtained, each certified by the Secretary of Convertible.

(b) That Convertible shall have furnished to Capital a statement of Convertible’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Convertible’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Convertible’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Convertible since the date of Convertible’s most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Convertible shall have furnished to Capital a certificate signed by Convertible’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Convertible made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Convertible has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That Convertible shall have delivered to Capital a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Convertible for the period ended August 31, 1999 (which returns originally were prepared and filed by Convertible), and that based on such limited review, nothing came to their attention which caused them to believe

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that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Convertible for the period covered thereby; and that for the period from September 1, 1999, to and including the Exchange Date and for any taxable year of Convertible ending upon the liquidation of Convertible, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from September 1, 1999, to and including the Exchange Date and for any taxable year of Convertible ending upon the liquidation of Convertible or that Convertible would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Capital shall have received an opinion of Brown & Wood LLP, as counsel to both Capital and Convertible, in form and substance satisfactory to Capital and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Capital reasonably may deem necessary or desirable.

(g) That Capital shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

(h) That Capital shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Capital, to the effect that (i) they are independent public accountants with respect to Convertible within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Convertible included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Convertible and Capital and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Convertible included in the N-14 Registration Statement, and inquiries of certain officials of Convertible responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Capital and Convertible and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Convertible appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Convertible or from schedules prepared by officials of Convertible having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the Investments to be transferred to Capital shall not include any assets or liabilities which Capital, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Convertible, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the

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Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Convertible or would prohibit the Reorganization.

(l) That Capital shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Capital, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(m) That all proceedings taken by Convertible and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Capital.

(n) That prior to the Exchange Date, Convertible shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Convertible) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Convertible and Capital; (ii) by the Board of Directors of Convertible if any condition of Convertible’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Capital if any condition of Capital’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by March 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Convertible and Capital.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Convertible or Capital or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Convertible or Capital, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Convertible and Capital have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Convertible and Capital to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Convertible nor Capital nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Convertible or Capital against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Convertible and Capital to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Convertible unless such terms and conditions shall result in a change in the method of computing the number of shares of Capital to be issued to Convertible in which event,

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unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Convertible prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Convertible promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Convertible hereby agrees to indemnify and hold Capital harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Capital may incur or sustain by reason of the fact that (i) Capital shall be required to pay any corporate obligation of Convertible, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Convertible which were omitted or not fairly reflected in the financial statements to be delivered to Capital in connection with the Reorganization; (ii) any representations or warranties made by Convertible in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Convertible has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Convertible and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Convertible by Capital.

(b) Capital hereby agrees to indemnify and hold Convertible harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Convertible may incur or sustain by reason of the fact that (i) any representations or warranties made by Capital in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Capital has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Convertible and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Capital by Convertible.

(c) In the event that any claim is made against Capital in respect of which indemnity may be sought by Capital from Convertible under Section 11(a) of this Agreement, or in the event that any claim is made against Convertible in respect of which indemnity may be sought by Convertible from Capital under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Convertible and Capital that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

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(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Capital will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH CAPITAL FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Capital’s transfer agent with respect to such shares. Convertible will provide Capital on the Exchange Date with the name of any Convertible stockholder who is to the knowledge of Convertible an affiliate of Convertible on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Convertible or Capital, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(e) Copies of the Articles of Incorporation, as amended, restated and supplemented, of Convertible and Capital are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

I-14

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH CAPITAL FUND, INC.

BY: /s/ Terry K. Glenn (TERRY K. GLENN, PRESIDENT)

ATTEST:

/s/ Thomas D. Jones (THOMAS D. JONES, III, SECRETARY)

MERRILL LYNCH CONVERTIBLE FUND, INC.

BY: /s/ Donald C. Burke (DONALD C. BURKE, VICE PRESIDENT AND TREASURER)

ATTEST:

/s/ Ira P. Shapiro (IRA P. SHAPIRO, SECRETARY)

I-15

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2000

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH CONVERTIBLE FUND, INC. MERRILL LYNCH CAPITAL FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011 (609) 282-2800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Convertible Fund, Inc. (“Convertible Fund”) and Merrill Lynch Capital Fund, Inc. (“Capital Fund”) dated , 2000 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Capital Fund at 1-800-456-4587, ext. 123, or by writing to Capital Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Capital Fund is contained in and incorporated by reference to its Statement of Additional Information, dated July 22, 1999, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Convertible Fund and Capital Fund, other material incorporated by reference and other information regarding Convertible Fund and Capital Fund.

The date of this Statement of Additional Information is , 2000.

TABLE OF CONTENTS

General Information	2
Financial Statements	2

GENERAL INFORMATION

The stockholders of Convertible Fund are being asked to approve the acquisition of substantially all of the assets of Convertible Fund, and the assumption of substantially all of the liabilities of Convertible Fund, by Capital Fund in exchange solely for an equal aggregate value of shares of Capital Fund (the “Reorganization”). Capital Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Convertible Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on September 13, 2000, at ______ a.m., Eastern time.

For detailed information about the Reorganization, stockholders of Convertible Fund should refer to the Proxy Statement and Prospectus. For further information about Capital Fund, stockholders should refer to Capital Fund’s Statement of Additional Information, dated July 22, 1999, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of the Reorganization are not required to be provided in this Statement of Additional Information since the net asset value of Convertible Fund does not exceed 10% of the net asset value of Capital Fund as of _______, 2000.

Capital Fund

Audited financial statements and accompanying notes for the fiscal year ended March 31, 2000, and the independent auditor’s report thereon, dated May 11, 2000, of Capital Fund are incorporated herein by reference from Capital Fund’s Annual Report to Shareholders. Unaudited financial statements and accompanying notes for the six months ended September 30, 1999 of Capital Fund are incorporated herein by reference from Capital Fund’s Semi-Annual Report to Shareholders.

Convertible Fund

Audited financial statements and accompanying notes for the fiscal year ended August 31, 1999, and the independent auditor’s report thereon, dated October 11, 1999 of Convertible Fund are incorporated herein by reference from Convertible Fund’s Annual Report to Shareholders. Unaudited financial statements and accompanying notes for the six months ended February 29, 2000 of Convertible Fund are incorporated herein by reference from Convertible Fund’s Semi-Annual Report to Shareholders.

2

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in

C-1

connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a)	Articles of Incorporation of the Registrant, dated July 29, 1987.(a)
	(b)	Articles of Amendment dated October 3, 1988 to Articles of Incorporation of the Registrant.(a)
	(c)	Articles of Merger between Merrill Lynch Capital Fund, Inc. and Merrill Lynch New Capital Fund, Inc. dated July 29, 1988.(b)
	(d)	Articles of Amendment, dated May 27, 1988, to Articles of Incorporation of the Registrant.(b)
	(e)	Articles of Amendment, dated October 17, 1994, to Articles of Incorporation of the Registrant.(b)
	(f)	Articles Supplementary, dated October 17, 1994, to Articles of Incorporation of the Registrant.(b)
	(g)	Articles Supplementary, dated March 17, 1995, to Articles of Incorporation of the Registrant.(b)
	(h)	Articles Supplementary, dated November 4, 1998, to Articles of Incorporation of the Registrant.(c)
(2)		By-Laws of the Registrant.(d)
(3)		Not applicable.
(4)		Form of Agreement and Plan of Reorganization between the Registrant and Merrill Lynch Convertible Fund, Inc.(e)
(5)		Portions of the Articles of Incorporation, as amended, and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(f)
(6)	(a)	Investment Advisory Agreement between the Registrant and Merrill Lynch Asset Management, L.P. ("MLAM").(a)
	(b)	Supplement to Investment Advisory Agreement between the Registrant and MLAM.(d)
(7)	(a)	Form of Revised Class A Shares Distribution Agreement between the Registrant and Princeton Funds Distributor, Inc. (the "Distributor") (including Form of Selected Dealers Agreement).(g)
	(b)	Class B Shares Distribution Agreement between the Registrant and the Distributor.(a)
	(c)	Letter Agreement between the Registrant and the Distributor, dated September 15, 1993, in connection with the Merrill Lynch Mutual Fund Adviser program.(d)
	(d)	Class C Shares Distribution Agreement between the Registrant and the Distributor.(g)
	(e)	Class D Shares Distribution Agreement between the Registrant and the Distributor.(g)
(8)		None.
(9)	(a)	Custody Agreement between the Registrant and The Bank of New York.(a)
	(b)	Amendment to Custody Agreement between the Registrant and The Bank of New York.(b)
(10)	(a)	Amended and Restated Class B Distribution Plan of the Registrant.(a)
	(b)	Form of Class C Distribution Plan of the Registrant and Class C Shares Distribution Plan Sub-Agreement.(g)
	(c)	Form of Class D Distribution Plan of the Registrant and Class D Shares Distribution Plan Sub-Agreement.(g)
	(d)	Merrill Lynch Select Pricing4 System Plan pursuant to Rule l8f-3.(h)
(11)		Opinion and Consent of Brown & Wood LLP, counsel for the Registrant. (i)
(12)		Private Letter Ruling from the Internal Revenue Service.(i)
(13)		Credit Agreement between the Registrant and a syndicate of banks (j)
(14)	(a)	Consent of , independent auditors for the Registrant.(i)

C-2

	(b)	Consent of , independent auditors for Merrill Lynch Convertible Fund, Inc.(i)
(15)		Not applicable.
(16)		Power of Attorney (included on the signature page of this Registration Statement).
(17)	(a)	Prospectus dated July 22, 1999, and Statement of Additional Information dated July 22, 1999, of the Registrant.
	(b)	Annual Report to Stockholders of the Registrant, for the year ended March 31, 2000.
	(c)	Annual Report to Stockholders of Merrill Lynch Convertible Fund, Inc. for the year ended August 31, 1999.
	(d)	Semi-Annual Report to Stockholders of Merrill Lynch Convertible Fund, Inc., for the six months ended February 29, 2000.
	(e)	Form of Proxy
	(f)	Code of Ethics (k)

(a)	Refiled on July 27, 1995, as an Exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, pursuant to the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) phase-in requirements.
(b)	Previously filed on July 27, 1995 as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A.
(c)	Previously filed on May 26, 1999 as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A.
(d)	Previously filed as an Exhibit to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A.
(e)	Included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement.
(f)	Reference is made to Article IV, Article V (Sections 3, 5, 6 and 7), Articles VI, VII and IX of the Registrant’s Articles of Incorporation, as filed as Exhibits 1(a), (b), (c), (d), (e) and (f) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A and to Article II, Article III (Sections 1, 3, 5 and 6), Articles VI, VII, XIII and XIV of the Registrant’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A.
(g)	Previously filed as an exhibit to Post Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A.
(h)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473), filed on January 25, 1996.
(i)	To be filed by amendment.
(j)	Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999.
(k)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 811-07155), filed on March 29, 2000.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 29th day of June, 2000.

MERRILL LYNCH CAPITAL FUND, INC. (Registrant)

By	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Thomas D. Jones, III or either of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TERRY K. GLENN (Terry K. Glenn)	President and Director (Principal Executive Officer)	June 29, 2000

/s/ DONALD C. BURKE (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	June 29, 2000

/s/ M. COLYER CRUM	Director	June 29, 2000
(M. Colyer Crum)

/s/ LAURIE SIMON HODRICK	Director	June 29, 2000
(Laurie Simon Hodrick)

/s/ JACK B. SUNDERLAND	Director	June 29, 2000
(Jack B. Sunderland)

/s/ J. THOMAS TOUCHTON	Director	June 29, 2000
(J. Thomas Touchton)

/s/ FRED G. WEISS	Director	June 29, 2000
(Fred G. Weiss)

/s/ ARTHUR ZEIKEL	Director	June 29, 2000
(Arthur Zeikel)

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EXHIBIT INDEX

Exhibit Number		Description
(17)(a)	—	Prospectus dated July 22, 1999, and Statement of Additional Information dated July 22, 1999, of the Registrant.
(b)	—	Annual Report to Stockholders of the Registrant, for the year ended March 31, 2000.
(c)	—	Annual Report to Stockholders of Merrill Lynch Convertible Fund, Inc. for the year ended August 31, 1999.
(d)	—	Semi-Annual Report to Stockholders Merrill Lynch Convertible Fund, Inc., for the six months ended February 29, 2000.
(e)	—	Form of Proxy.